Exhibit 99.1

Beyond Outperformance SL Green Realty Corp. 2006 Investor Conference December 4, 2006

Forward Looking Information: This presentation contains forward-looking information based upon the Company's current best judgment and expectations. Actual results could vary from those presented herein. The risks and uncertainties associated with forward-looking information in this presentation include the strength of the commercial office real estate markets in New York, competitive market conditions, unanticipated administrative costs, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, and other factors, which are beyond the Company's control. We undertake no obligation to publicly update or revise any of the forward-looking information. For further information, please refer to the Company's filings with the Securities and Exchange Commission. To be added to the Company’s distribution list, or to obtain the latest news releases and other information, please visit our website at www.slgreen.com or contact Investor Relations at 212-216-1601.

Marc Holliday President & CEO Beyond Outperformance

Investment Activity Real Estate 7 Transactions for $1.05 Billion Structured Finance 9 Transactions for $271.3 Million Sales 3 Transactions for $411.5 Million GKK NYC & NJ Originations 14 Transactions for $625.5 Million

SL Green Executive Management

Total Return to Shareholders 84.1% $75.13 $134.95 Source: Stifel, Nicolaus & Company Incorporated and SNLOne-Year Total Return:12/1/20052/1/20064/1/20066/1/20068/1/200610/1/200612/1/2006

Total Return to Shareholders 289.5% $38.41 $134.95 Source: Stifel, Nicolaus & Company Incorporated and SNLThree-Year Total Return:12/1/20036/1/200412/1/20046/1/200512/1/20056/1/200612/1/2006

Total Return to Shareholders 450.7% $30.30 $134.95 Source: Stifel, Nicolaus & Company Incorporated and SNLFive-Year Total Return:12/1/200112/1/200212/1/200312/1/200412/1/200512/1/2006

-19.2% American Fin Rlty 24. -13.5% Parkway Properties 23. -10.3% HRPT Properties Trst 22. -5.7% Glenborough Realty 21. -3.1% Investors RE Trust 20. -1.7% Washington REIT 19. -1.7% Government Properties 18. -0.3% Cousins Ppts Tr 17. 2.1% Mack Cali Realty Corp 16. 4.9% Brandywine Realty Tr 15. 13.5% CarrAmerica Realty 14. 14.7% Prentiss Ppts Tr 13. 14.8% Equity Office Ppts 12. 16.3% Alexandria RE Equities 11. 15.2% Vornado Realty Trust 10. 17.6% Biomed Realty Trust 9. 15.4% Reckson Assoc Realty 8. 17.9% Crescent RE Eqty 7. 19.2% Maguire Prop Inc 6. 23.5% Boston Properties 5. 25.3% Arden Realty Inc 4. 25.4% Corp Office Ppts Tr 3. 25.9% Trizec Ppts Inc 2. 30.5% SL Green Realty Corp. 1. NA Biomed Realty Trust 24. -3.5% AmeriVest Ppts Inc 23. 1.4% American Fin Rlty 22. 9.1% Equity Office Ppts 21. 12.9% Investors RE Trust 20. 14.2% Glenborough Realty 19. 16.6% Brandywine Realty Tr 18. 16.8% Crescent RE Eqty 17. 17.3% Mack Cali Realty Corp 16. 18.3% CarrAmerica Realty 15. 20.4% Maguire Prop Inc 14. 22.1% Washington REIT 13. 23.2% Prentiss Ppts Tr 12. 27.3% Cousins Ppts Tr 11. 28.8% Trizec Ppts Inc 10. 29.1% Parkway Properties 9. 32.3% Arden Realty Inc 8. 33.6% Alexandria RE Equities 7. 37.7% HRPT Properties Trst 6. 40.6% Boston Properties 5. 43.0% Reckson Assoc Realty 4. 45.2% Corp Office Ppts Tr 3. 46.5% Vornado Realty Trust 2. 53.5% SL Green Realty Corp 1. SLG 2004 Return 53.5% Rank #1 SLG 2005 Return 30.5% Rank #1 SLG YTD 2006* 79.7% Rank #1 4.3% American Fin Rlty 22. -0.3% Republic Prop Tr 23. 14.9% Crescent RE Eqty 21. 15.5% Investors RE Trust 20. 19.2% Government Properties 19. 21.2% Columbia Equity 18. 28.0% Biomed Realty Trust 17. 31.0% Alexandria RE Equities 16. 31.4% HRPT Properties Trst 15. 31.6% Brandywine Realty Tr 14. 33.8% Mack Cali Realty Corp 13. 34.6% Parkway Properties 12. 37.4% AmeriVest Ppts Inc 11. 37.7 Reckson Assoc Realty 10. 40.9% Maguire Prop Inc 9. 44.2% Washington REIT 8. 44.8% Corp Office Ppts Tr 7. 48.8% Cousins Ppts Tr 6. 50.1% Glenborough Realty 5. 56.4% Vornado Realty Trust 4. 61.0% Boston Properties 3. 63.6% Equity Office Ppts 2. 79.7% SL Green Realty Corp 1. Outperforming the Sector Source: Stifel, Nicolaus & Company Incorporated *Data as of market close December 1, 2006

Consistent Growth



Dividends Per Share
$1.40
$1.41
$1.48
$1.61
$1.79
$1.90
$2.04
$2.22
$2.40
$2.80
Annualized Growth: 8.0%
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07*

*2007 Based on annualized 4Q06 dividend



Funds From Operations
Per Share
$1.94
$2.29
$2.67
$3.00
$3.32
$3.48
$3.77
$4.16
$4.58
Annualized Growth: 11.3%**
'98
'99
'00
'01
'02
'03
'04
'05
'06*
'07

*2006 Data reflects Firstcall estimates

**Annualized growth through 2006

Substantial Value Creation

2000 Enterprise Value
$1.4 Billion
Rank #10

1.	Equity Office Ppts	$21,583
2.	Boston Properties, Inc.	$8,642
3.	Brookfield Properties Corporation	$8,538
4.	Duke Realty Corporation	$6,487
5.	Crescent Real Estate Equities	$5,799
6.	Highwoods Properties, Inc.	$3,695
7.	Arden Realty Inc.	$2,876
8.	Prentiss Properties Trust	$2,364
9.	Mission West Properties, Inc.	$1,586
10.	**SL Green Realty Corp.**	**$1,443**
11.	Alexandria Real Estate Equities	$1,045
12.	Bedford Property Investors, Inc.	$659
13.	American Financial Realty Trust	NA
14.	AmeriVest Properties Inc.	NA
15.	BioMed Realty Trust, Inc.	NA
16.	Brandywine Realty Trust	NA
17.	CarrAmerica Realty Corporation	NA
18.	Columbia Equity Trust, Inc.	NA
19.	Corporate Office Properties Trust	NA
20.	Glenborough Realty Trust	NA
21.	Government Properties Trust Inc.	NA
22.	HRPT Properties Trust	NA
23.	Kilroy Realty Corporation	NA
24.	Mack-Cali Realty Corporation	NA

2005 Enterprise Value
$6.2 Billion
Rank #5

1.	Equity Office Ppts	$26,094
2.	Vornado Realty Trust	$22,494
3.	Boston Properties	$14,834
4.	Trizec Ppts Inc	$6,294
5.	**SL Green Realty Corp**	**$6,199**
6.	Crescent RE Eqty	$5,677
7.	Mack Cali Realty Corp	$5,355
8.	Maguire Prop Inc	$5,280
9.	Reckson Assoc Realty	$5,207
10.	HRPT Properties Trst	$4,967
11.	Arden Realty Inc	$4,669
12.	American Fin Rlty	$4,652
13.	CarrAmerica Realty	$4,563
14.	Prentiss Ppts Tr	$3,563
15.	Alexandria RE Equities	$3,265
16.	Brandywine Realty Tr	$3,240
17.	CorpOffice Ppts Tr	$3,004
18.	Cousins Ppts Tr	$2,137
19.	Washington REIT	$1,957
20.	Glenborough Realty	$1,639
21.	Biomed Realty Trust	$1,634
22.	Investors RE Trust	$1,357
23.	Parkway Properties	$1,280
24.	Government Properties	$398
25.	AmeriVest Ppts Inc	$334

YTD Enterprise Value
$10.2 Billion
Rank #4

1.	Equity Office Ppts	$33,964
2.	Vornado Realty Trust	$30,638
3.	Boston Properties	$20,135
4.	**SL Green Realty Corp**	**$10,211**
5.	Mack Cali Realty Corp	$6,919
6.	Brandywine Realty Tr	$6,724
7.	Reckson Assoc Realty	$6,135
8.	Crescent RE Eqty	$6,017
9.	HRPT Properties Trst	$5,663
10.	Maguire Prop Tr	$5,349
11.	American Fin Rlty	$4,649
12.	Alexandria RE Equities	$4,488
13.	CorpOffice Ppts Tr	$4,195
14.	Washington REIT	$2,887
15.	Biomed Realty Trust	$2, 758
16.	Cousins Ppts Tr	$2,628
17.	Glenborough Realty	$1,760
18.	Parkway Properties	$1,496
19.	Investors RE Trust	$1,351
20.	Republic Prop Tr	$619
21.	Government Properties	$504
22.	Columbia Equity	$447
23.	AmeriVest Ppts Inc	$175

Source: Stifel, Nicolaus & Company Incorporated

*Data as of market close December 1, 2006

2006 Scorecard Finish redevelopment and leasing of Grand Central Square Increase same-store performance by 4% to 6% Deploy existing capacity into new opportunistic investments Increase portfolio occupancy 100 basis points Continue Gramercy Capital Corp.’s growth trajectory Exploit retail redevelopment opportunities Dispose $100 to $150 Million of non-core assets Increase Funds From Operations by 7.5% to 10.0% Generate free cash flow for reinvestment of $50 Million Raise dividend by 6% to 8% Implement new management team approachResults: Goals & Objectives: 927,000 square feet leased to date; 27,000 square feet pending, 93% YE Occupancy Same-store é 6.4%(1) Seven new real estate investments totaling $1.05 billion(2) Year end 2006 leased space projected to be 97% GKK’s assets é $1.1 billion – 30% Total Return to Shareholders YTD Signed Apple Computer, Inc. & Spotlight Sold $160 Million of Manhattan Office, Generated $2.07 Per Share Gain First Call notes $4.58 per share, a 10% increase Over $59 million free cash flow estimated(3) Increased dividend by 16.7% Survey results exceeded goals and garnered positive feedback ✓✓✓✓✓✓✓✓✓✓✓(1) As of 9/30/06 (2) Allocable Gross Asset Value (3) YE Estimate

Additional Highlights Entered into merger agreement with Reckson Associates Signed more than 1.5 million square feet year to date of leasing; 34 leases pending totaling more than 181,000 square feet Average rent psf in 3Q06 topped $62 - 25.8% above escalated rents for the quarter Received $25.1 million in dividends and fees from our investment in and management arrangements with Gramercy including a $4.6 million incentive fee earned through September 2006 +245% year-over-year improvement to $7.6 million in net management income and reimbursements from GKK Raised approximately $767 million in net proceeds through offerings of 6.2 million shares of common stock Refinanced 521 Fifth Avenue @ LIBOR + 100 Recapitalized 55 Corporate Drive, NJ increasing ownership interest from 10% to 50% Recapitalized 1250 Broadway increasing ownership from 55% to 66.2%

6.6% Projected NOI Growth NOI Growth Based on Management’s 10-Year Cash Flow Projections NOTE: Representative Property Data is Reflective of 10-Year CAGR 100 Park Ave. – 11.36% 70 West 36th Street - 3.98% 125 Broad Street – 4.41% 1 Park Ave. – 4.51% 1515 Broadway – 8.30% 461 Fifth Avenue – 8.12% 10-Year CAGR0%2%4%6%8%10%12%14%2008200920102011201220132014201420162017NOI Growth (%)*

Major Midtown Manhattan Leases 168,000 1325 Avenue of the Americas Renewal/ Expansion ING Financial Holdings 193,249 620 Eighth Avenue New Lease Legg Mason 165,000 1372 Broadway Renewal/ Expansion Ross Stores, Inc. 168,000 40 West 57th Street Renewal/ Expansion VF Sportswear/Nautica Enterprises 203,000 One Bryant Park New Lease Akin Gump 226,584 135 West 50th Street Renewal/ Expansion Alliance Capital Management LP 234,160 1095 Avenue of the Americas New Lease Dechert LLP 245,538 345 Park Avenue South Renewal/ Expansion Digitas, Inc. 313,894 1740 Broadway New Lease The Limited 314,363 1221 Avenue of the Americas Extension/ Expansion Morgan Stanley 522,396 One Bryant Park Expansion Bank of America 539,391 522 Fifth Avenue New Lease Morgan Stanley SF Address Lease Type Tenant Name Source: Cushman & Wakefield

Major Downtown Manhattan Leases 53,611 Three World Financial Center New Lease Bearingpoint, Inc. 64,500 160 Water Street Expansion American International Group 68,442 140 Broadway New Lease Labaton Rudoff & Sucharow LLP 79,322 40 Wall Street Sublease American International Group 81,734 Seven World Trade Center New Lease Darby & Darby P.C. 82,157 One World Financial Center New Lease AIG Royal Alliance 115,664 32 Avenue of the Americas New Lease Clear Channel Communications, Inc. 205,059 One World Financial Center New Lease Willis of New York, Inc. 221,314 199 Water Street Sublease/ Extension AON 243,000 Three World Financial Center Lease out Royal Bank of Canada 429,258 55 Water Street New Lease City of New York - Department of Transportation 589,125 Seven World Trade Center New Lease Moody's Investors Service, Inc. SF Address Lease Type Tenant Name Source: Cushman & Wakefield

Vacancy 13% 11% 9% 7% 5% 3% Tenant’s Market Supply Diminishing Demand Increasing Equilibrium Limited Midtown Supply Current Market: 7% Source: Cushman & Wakefield Landlord’s Market

New Development One Bryant Park 2.1 Mil SF Major Tenants: Bank of America – 1.2 Mil SF Akin & Gump – 203,000 SF Remaining Space – 235,901 SF 620 8th Avenue 1.5 Mil SF Major Tenants: New York Times – 800,000 SF Covington & Burling – 159,801 SF Seyfarth Shaw – 95,259 SF Olser Hoskin Harcourt – 63,506 SF Remaining Space – 196,117 SF 6 World Financial Center 2.0 Mil SF Sole tenant: Goldman Sachs No Remaining Space Of the 7.2 million total new development - only 1.1 million square feet are available 7 World Trade Center 1.6 Mil SF Major Tenant: Moody’s Remaining Space – 700,000 SF est. Source: Cushman & Wakefield Source: Cushman & Wakefield

1.11 Times Square SJP Properties, 1.0 msf Hotel Pennsylvania Vornado Realty Trust, 2.5 msf Madison Square Garden Cablevision, 3.0 msf Farley Post Office NYS Urban Development, Vornado & Related, 1.75 msf 5.Eighth Ave & 54th Street Boston Properties/Related 800,000 sf 6. United Nations Site New York City, 1.5 msf 7. 20 Times Square Port Authority Bus Terminal Ruben/Vornado Air rights 1.0 msf 8. Sears Site Brookfield Properties, 4.7 msf, 9. Hudson Yards MTA/New York City 24.0 msf, Mixed-use 10. West Side Rail Yard MTA/New York City Unzoned 11.Extell Diamond 50 W. 47th Street, 30-story , 0.75 msf Diamond Exchange Potential Midtown Development Sites Source: Cushman & Wakefield 556117891011171213113245678910111324

MTA Rail Yards Source: Hamilton, Rabinowitz & Alschuler

The Hudson Yards District


Max FAR:
Eleventh Ave
Tenth Ave
Ninth Ave
Eighth Ave
W 42nd St.
W 34th St.
W 30th St.
12
12+3
12
12
20
18
21.6
13
6
6
12
13+2
24
24
33
33
13
19
21.6
19
10
19.5
9
Western Rail Yards

Yellow	Predominantly residential with limited retail
Orange	Mixed use
Red	Predominantly commercial with limited residential
Green	Open space
Blue	Institutional

SF by use: 2025 full build-out

Total:	45.0 m
Office:	29.2 m
Retail:	1.1 m
Hotel:	1.5 m
Resi:	12,600 units

Source: Hamilton, Rabinowitz & Alschuler

Alignment of Market Fundamentals Annualized Growth 11.2% Tight Leasing Market Robust NYC Economy Limited New Supply Embedded Rental Growth of 15%+ Strong Capital Flows Low Interest Rates *2006 Data reflects First Call estimates **2007 Mid-Point Management guidance $1.94$2.29$2.67$3.00$3.32$3.48$3.77$4.16$4.58$5.05'98'99'00'01'02'03'04'05'06*'07**

2007 Goals & ObjectivesClose Acquisition of Reckson Substantially Complete Redevelopment of 100 Park Ave. Dispose of at Least $250 Million of Non-Core Assets Secure a Tenant for 1551 Broadway Increase GKK Contribution to FFO by $5 Million Increase FFO by 9% - 11% Increase Same-Store Performance by 4% - 6% Increase Occupancy by 50 Basis Points Generate Free Cash Flow for Reinvestment of $65 Million Raise Dividend by 8% - 10%

Andrew Mathias Chief Investment Officer Beyond Outperformance

Sales in Billions Cost PSF Record Sales Volumes

Diversity of Buyers in Market Source: Cushman and Wakefield – Data reflects Midtown and Downtown; closed and under contract as of 11/30/06 2005 2006 Corporate / UserPrivate Capital71%REIT15%Foreign7%Pension Fund6%Not Yet Determined2%Corporate / UserPrivate Capital52%REIT24%Foreign11%Pension Fund11%

Manhattan on the Market

	Buyer	Seller	Going-in Cap Rate	Price	Price PSF	Total SF	Date of Sale/Contract
350 Park Avenue	Vornado	FosterLane (Government of Kuwait)	3.5%	$541 Mil	$1,005	538,424	September 2006
340 Madison	Broadway Real Estate Partners	Macklowe Properties & SITQ	1.3%	$550 Mil	$736	747,243	October 2006
5 Times Square	Alan Rose	Boston Properties	4.5%	$1.3 Bil	$1,182	1,100,000	October 2006
142 West 57th Street	BlackRock Realty	L&L and Principal Global Investors	NA	$200 Mil	$815	245,500	October 2006
575 Lexington Ave	Larry Silverstein & CalSTRS	Koeppel Companies	3.3%	$400 Mil	$627	637,685	October 2006
1211 Avenue of the Americas	Beacon	Jamestown	4.3%	$1.52 Bil	$790	1,925,420	July 2006
1540 Broadway (Office)	EOP	Paramount	4.3%	$690 Mil	$774	891,000	July 2006
450 Lexington Avenue	Istithmar	David Werner & Murray Hill Properties	4.3%	$900 Mil (1)	$983	910,473	August 2006
522 Fifth Avenue	Broadway Partners	Rockpoint Group/Steller Management	NA	$420 Mil	$730	575,000	July 2006
The Drake Hotel Site	Deutsche Bank/Harry Macklowe	Host Marriott	NA	$702.7 Mil	$1,226	573,230	May 2006
280 Park Avenue	Istithmar	Boston Properties	4.5%	$1.2 Bil	$1,018	1,179,000	April 2006
1466 Broadway	Istithmar	Sitt Asset Management	>3%	$300.0 Mil	$1,007	298,000	April 2006

(1) Price assumes $300 million for ground lease *(2) Data includes cost of redevelopment*

2006 Acquisitions Current Occupancy Occupancy At Acquisition Stabilized Yield Underwritten Rents PSF Price PSF Total Square Feet Purchase Price 98.6% 98.5% 7.15% $55 - $58 Office: $500 Retail: $2,633 157,500 $182 mil 98% 95.7% 7.54% $42 - $53 $489 460,000 $225 mil 609 Fifth Avenue 521 Fifth Avenue

2006 Acquisitions Current Occupancy Stabilized Yield Underwritten Rents PSF Price PSF Total Square Feet Purchase Price 88% 7.0% $53 - $68 $628 921,000 $578 mil 93% 8.0% $48 - $58 $517 551,400 $285 mil 800 Third Avenue 485 Lexington Avenue* *Reflects acquisition announced today

SL Green Retail Portfolio21-29 West 34th Street 1551-1551 Broadway 141 Fifth Avenue 379 West Broadway 720 Fifth Avenue 1604 Broadway 717 Fifth Avenue

Retail Portfolio141 Fifth Avenue 379 West Broadway HSBC Bath & Body Works 13% Resi – Un-promoted Retail – 40% Promote to Sutton 50% Tenancy Projected Stabilized Cash on Cost Upside Participation (After Hurdle) Equity Participation Polo Morgane LeFay 8% Un-promoted 50%

Retail Portfolio 21-25 West 34th Street 27-29 West 34th Street Apple Computer, Inc. 14% Un-promoted 50% Tenancy Projected Stabilized Cash on Cost Upside Participation (After Hurdle) Equity Participation Speculative 10% Un-promoted 50%

Case Study: Retail Value Creation Acquired 21-23 West 34th Street (50 Feet of Frontage) with Jeff Sutton in Package with Howard Johnson’s Site Executed Lease with Apple Computer, Inc. at Property Subsequently Acquired 25-29 West 34th Street (75 Feet of Additional Frontage) Negotiated Lease Expansion with Apple for Additional 25 Feet of Frontage Negotiated Lease Buyouts of all In-Place Tenants

Case Study: Retail Value Creation Negotiated Buy-out of Sutton Promote at Accretive PriceEstablished 50/50 JV Partnership going forward Total Deal Costs: $47.8 Million Property Value: $125.0 Million Closed on $100 Million Non-Recourse Refinancing Apple Lease Average Triple Net Lease Cash on Cost: 13.7%

Retail Portfolio1551-1555 Broadway 1604 Broadway Speculative 11% 40% Promote to Sutton 50% Tenancy Projected Stabilized Cash on Cost Upside Participation (After Hurdle) Equity Participation Spotlight Times Square Metro Lights Mama Sbarro’s 22% 18% promote to SLG 45%

1604-1610 Broadway Acquired in December 2005 SE corner of Broadway & 49th St. 30,217 Square Feet Signed New 10-year Lease for 22,809 Square Feet With: Spotlight Times Square A restaurant and entertainment concept from Las Vegas Unlevered Cash on Cost: 22% Additional Upside Through Below Market Lease Rollover in 2009

Retail Portfolio717 Fifth Avenue 720 Fifth Avenue Hugo Boss Escada 9% 33% to Sutton 32.75% Tenancy Projected Stabilized Cash on Cost Upside Participation (After Hurdle) Equity Participation Abercrombie & Fitch 7% Un-promoted 25%

2006 New Originations: $ 242.5 Mil 2006 Loan Payoffs: $ 178.4 Mil Net Originations: $ 64.1 Mil Current Structured Finance Portfolio 2006 Structured Finance Floating Rate6%Fixed Rate94%Preferred Equity13%Motgage Participation17%Mezzanine70%

Structured Finance: 450 Lexington $128.8 Mil Istithmar Equity $128.8 Mil $60.0 Mil $15 Mil (GKK) $15 Mil (SLG) $30 Mil $205.0 Mil Mortgage $205 Mil $180.0 Mil Mezzanine $180 Mil $17.5 Mil (SLG) $17.5 Mil (GKK) $613.8 Mil $40.0 Mil $5 Mil Junior Preferred Equity Senior Preferred Equity Capital Stack

2007 Investment GoalsContinue to Grow Core Portfolio Upgrade Portfolio Via Selective Sales Continue to Harvest Long-Term Pipeline Identify New Off Market, Structured Transactions Continue Joint Venture Investment Program Structured Finance Maintain GKK’s Leadership Role in Tri-State Originations Co-originations with GKK to Expand SLG’s Outstandings Continue to Source New Preferred Equity Opportunities Retail Platform Aggressively Source New Acquisition Opportunities Continue Development of Existing Sites Monetize via Refinancings and Recapitalizations

Steven Durels Executive Vice President Director of Leasing Beyond Outperformance

Historical Leasing Performance Lease Expirations *2006 Occupancy as Expected Year End 1.261.330.850.991.622.232.360.631.7297%96%96%96%97%98%98%97%19992000200120022003200420052006*Total Square Feet Leased (millions)Occupancy

2006 Major Leasing Transactions 314,363 Morgan Stanley 1221 Avenue of the Americas 673 First Avenue One Park Avenue 1250 Broadway 67,976 Omnicom 485 Lexington Avenue 41,147 Novantas 165,183 Ross Stores 1372 Broadway 22,284 Archstone Smith Operating Trust 22,070 NY Presbyterian Hospital 22,694 New York University 33,533 Endurance Reinsurance 750 Third Avenue 30,578 Fox Rothchild LLP 36,223 Network Appliance, Inc. 100 Park Avenue 37,925 Clarins USA, Inc. 52,120 Equinox 64,733 CBS Broadcasting 555 West 57th Street

2007 Leasing Goals Accelerate Future Year Lease Renewals – NOI Growth Smooth Out Lease Rollover Schedule Prune Weaker Tenants – Improve Credit Profile Consolidate Smaller Spaces – Improve Operating Efficiency Secure Longer Term Leases Covering Secondary Space

Leasing Outperformance $51.00 13,703 28 Imperial Capital $51.00 13,703 27 Sheresky Aronson $51.00* 13,827 26 Omnicom $51.00 13,827 25 Global Realty Outsourcing $51.00 18,827 24 Pending $51.00 41,147 20-22 Novantas $48.00 27,250 18 Nortel Networks $46.55 291,712 9-17 Citibank $45.52 214,978 4-8 St. Paul Travelers $35.27 54,149 3 Omnicom 13,703 13,703 52,573 Square Footage 30 29 2 Floor $51.00 Gregory Joseph Law $51.00 Pending $44.00 Fairchild Publications Underwritten 485 Lexington Ave. Tenant Executed $66.20 $67.50 $65.50 $67.50 $50.00* $60.50 $68.50 $60.00 $60.50 $51.77 $51.07 $42.00 $52.50 Rents (per square foot) vs. *Net Effective Rent

$41.74* 85,481 24-26 29-33 TIAA $51.50 10,599 34 First Commercial Bank $51.50 11,465 28 Drake Bean Morin, Inc. $51.50 11,456 27 Schonbraun McCann Group $47.50 10,167 22 BSI Investment Advisors $47.50 11,659 20 Colonial Consulting 33,533 Square Footage 18-19 Floor $47.50 Endurance Reinsurance Underwritten 750 Third Ave. Tenant $55.50 Executed $57.00 $54.00 $47.50* $52.00 $49.50 $53.00 Rents (per square foot) vs. Leasing Outperformance *Net Effective Rent

Market Rents: $70 - $80 PSF Rollover Schedule (in square feet) 100 Park Avenue Unlocking Rental Value (27%) (9%) (24%) (4%) (36%) 227,02935,824199,19377,178295,45320072008200920102011+

521 Fifth AvenueBoutique Beauty Repositioning Strategy Expand Retail Area Improve Infrastructure Windows HVAC Restrooms Corridors Upgrade Curb Appeal New Storefronts Higher Quality Tenants Develop Comprehensive Marketing Program Upgrade Credit Profile Cater to High End, Full Floor Tenants

Competitive Buildings 505 Fifth Ave. 300,000 rsf $90 psf 350 Madison Ave. 380,700 rsf $85 psf 500 Fifth Ave. 687,565 rsf $52-$65 psf 546 Fifth Ave. 177,400 rsf $63 psf 360 Madison Ave. 97,500 rsf $65 psf 461Fifth Ave. 200,835 rsf $70-$80 psf

Existing Configuration 521 Retail Repositioning

New Configuration 521 Retail Repositioning

1515 Broadway Strategic Possibilities

Edward V. Piccinich Executive Vice President Director of Property Management & Construction Beyond Outperformance

Gregory Hughes Chief Financial Officer Beyond Outperformance

Total Combined Market Capitalization


$3.9 Billion Increase in Combined
Market Capitalization Over Past Year
Debt
Preferred Equity
Equity
$2.1
$1.0
$0.1
$1.0
$3.3
$1.6
$0.2
$1.5
$4.6
$1.7
$0.3
$2.6
$6.3
$2.6
$0.3
$3.4
$10.2
$3.3
$0.4
$6.5
2002
2003
2004
2005
2006
($ in Billions)

($ in millions)Accessing Multiple Capital Sources *Includes pro-forma effect of capital raised to fund Reckson bid

Effective Capital Recycling


Substantial Proceeds & Gains
Gains Per Share
Cumulative Gross Sales Proceeds
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$213
$1.30
$458
$1.86
$511
$1.91
$669
$2.58
$1,214
$5.31
$1,368
$6.42
$1,528
$8.45
2000
2001
2002
2003
2004
2005
2006
($ in Millions)
except per share data

Enhancing Liquidity & Growth with Capital Retention SL GREEN 2006 (Estimated)100% Taxable 0% Return of Capital OFFICE SECTOR 2005 (data from NAREIT)75% Taxable 25% Return of Capital

Lines of Credit Balances



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Availabiity
Outstanding
$425
$425
$425
$425
$425
$425
$500
$500
$500
$500
$500
$800
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06*

*Shown with the exercise of the accordion feature

Combined Debt Composition


Floating
Fixed
$1.0
$0.3
$0.7
$1.6
$0.6
$1.0
$1.7
$0.4
$1.3
$2.6
$0.8
$1.8
$2.8
$0.8
$2.0
2002
2003
2004
2005
2006
($ in billions)

	2002	2003	2004	2005	2006
NET OF FLOATING RATE INVESTMENTS	16%	31%	16%	28%	20%
Weighted Average Interest Rate					
FIXED	7.32%	6.46%	5.76%	5. 69%	5.85%
FLOATING	3.26%	2.86%	3.29%	4.79%	6.22%

Estimated Cost of Capital Common Equity Preferred Equity Fixed Debt Variable Debt 7.0% - 8.0% 6.5% - 7.0% 5.0% - 6.0% 5.0% - 6/0% 2005 8.0% - 9.0% 7.0% - 7.5% 5.0% - 6.0% 4.0% - 5.0% 2004 2006 6.0% - 7.0% 7.0% - 7.25% 5.5% - 6.25% 6.25% - 6.75% 15% 35% 10% 40%

Rent Spikes Drive NOI Growth


30%
25%
20%
15%
10%
5%
0%
Mark-to-Market %
Same-Store Combined NOI %
1.7%
5.1%
20.3%
16.7%
10.3%
25.8%
4.7%
3.5%
0.5%
6.6%
5.3%
7.5%
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06

2006 485 Lexington Leasing Drives 2007 NOI Occupied Vacancy Leased to Be Delivered 2007 $28.0 Mil $7.6 Mil Property NOI Contribution:

The Power of the Promote Increased Economic Ownership50.0% 50.0% 66.8% 66.175% 68.45% 10% 37.5% 55%* 55% 55% Initial Ownership 55 Corporate Drive 485 Lexington Ave. One Park Ave. 1250 Broadway 1515 Broadway Fees & Promote $ $12.9 Mil $13.8 Mil $6.3 Mil $2.0 Mil $26.2 Mil *Original ownership interest prior to recapitalization in 2004

Retail Portfolio Financial Metrics $0.5 M $22.8 M $2.4 M $33.0 M $85.4 M $4.8 M $235.0 M Joint Venture 379 West Broadway Joint Venture 21-29 West 34th St. Joint Venture Structured Finance Consol. Consol. Consol. 141 5th Ave. 720 5th Ave.1551-1555 Broadway 1604 Broadway 717 5th Ave.$0.1 M $2.7 M 2007 Est. Int. & NOI Contribution $0.6 M $3.5 M NA $1.6 M $11.0 M Balance Sheet Presentation Balance Sheet Amount

Gramercy Growth Continues 1. First call estimate 2. Mid-point of 2007 management guidance. $ in Thousands Except for Per Share Data (A + B + C ) $31,400 $25,300 Total FFO Contribution to SLG $2,500 $2,000 Reimbursements @ 50% Margin $9,500 $7,800 SLG Share ($4,900) ($4,100) Less Minority Interest $14,400 $11,900 ($11,400) ($8,400) MG&A $14,300 $10,200 Other Income Fee $11,500 $10,100 Base Management Fee $19,400 $15,500 GKK FFO Contribution to SLG $2.70 $2.39 GKK FFO Per Share 20072 20061

$(1.00) ($4.13) $0.60 $1.67 $3.02 $4.89 Incentive fees on 1 Park and 55 Corp. Investment in Stuy Town & Peter Cooper Village $1.50 Structured Finance & Other Net acquisitions from 2006 Retail investments Same store growth of 4%-5% Downtime on 100 Park Ave. $2.86 Property NOI – Joint Venture Net acquisitions from 2006 Lease up of 485 Lexington Ave. Same store NOI Growth of 6%-7% Modification of lease hold arrangements on certain leaseholds $4.59 Property NOI – Wholly Owned Inflationary increases Increases in stock based compensation $(0.92) G&A Elimination of capitalized interest in 485 Lexington Ave. Increase in LIBOR rates ($3.99) Interest & Preferred Dividends GKK FFO per share from $2.39 to $2.70 Continued increase in incentive fee, increased asset base $0.54 GKK Summary of Earnings 20061: $4.58 20072: $5.05 1. First Call estimate 2. Mid-point of 2007 management guidance; Assumes no Reckson

Substantial Discount to Estimated Replacement Cost Per Share


Share Price
Gross RC/share
$135 $215
$40 $56
$35 $49
$26 $27
$55 $65
$19 $24
$48 $34
$30 $57
$74 $50
$116 $87
$50 $39
SLG
HIW
BDN
DEI
CLI
COE
EOP
BMR
MPG
BXP
OFC

Source: Stifel Nicolaus Estimates November, 2006; Stock Prices as of December 1, 2006

Steady Earnings Accompanied by Compounding Dividend Increases 10.1% 11.1% 70.5% 52.4% 20061 FFO GROWTH DIVIDEND GROWTH FAD PAYOUT FFO PAYOUT 10.3% 10.3% 8.3% 4.8% 10.7% 12.4% 16.6% 18.0% 14.1% 16.7% 8.0% 7.5% 5.1% 14.2% 6.9% 3.6% NA NA 72.2% 89.0% 87.5% 75.3% 69.0% 70.9% 79.2% 92.9% 98.6% 55.4% 58.7% 53.1% 53.4% 53.3% 51.7% 54.3% 61.1% 72.2% 20072 2005 2004 2003 2002 2001 2000 1999 1998 (1) 2006 reflects First Call estimates (2) 2007 data based on Management’s guidance$2.80$1.94$2.29$2.67$3.00$3.32$3.48$3.77$4.16$4.58$5.05$2.40$2.22$2.04$1.90$1.79$1.61$1.48$1.41$1.40Dividends Per ShareFFO Per Share

Beyond Outperformance Question & Answer SL Green Realty Corp. 2006 Investor Conference December 4, 2006